AIG Life Insurance Company
One Alico Plaza
P.O. Box 667
Wilmington, DE 19899-0667
302-594-2952

September 9, 1997


Securities and Exchange Commission
Division of Investment Management
Insurance Products-Branch #20
450 Fifth Street, N.W.
Washington, DC 20549


Attention:      Filing Desk
                      Room 1004
                      Document Control

Re:                AIG Life Insurance Company
                      Variable Account I
                      File No. 33-39171 and 33-58504


Gentlemen:

Pursuant to Rule 30b2-1 of the Investment Company Act of 1940, we submit electronically copies of the letters that were sent to our variable annuity contractholders for Variable Account I. (See Exhibits 1 and 2) The letters dated August 1997 were mailed September 2, 1997 and enclosed the Semi-Annual Reports of the underlying funds.

In addition, this filing incorporates by reference the electronic filing of the following Semi-Annual Reports: (1) the Alliance Variable Product Series Fund Inc., CIK 00008255316, File No. 811-05398, made on August 27, 1997; (2) the Zero
Coupon 2000 Portfolio, of the Dreyfus Variable Investment Fund, CIK 0000813383, File No. 811-05125 , made on August 22, 1997; (3) the Dreyfus Stock Index Fund, CIK 00008468000, File No. 811-05719, made on August 28, 1997; (4) the Fidelity
Investments Variable Insurance Product Fund, CIK 0000356494, File No. 811-03329, made on August 21, 1997; (5) the Fidelity Investments Variable Insurance Product Fund II, CIK 0000831016, File No. 811-05511, made on August 21, 1997; (6) the
Hard Assets Portfolio and the Worldwide Balanced Portfolio of the Van Eck Investment Trust, CIK 0000811976,File No. 811, made on August 29, 1997;
(7) the Short-Term Retirement Portfolio, Medium-Term Retirement Portfolio and the Long Term Retirement Portfolio of the Tomorrow Funds Retirement Trust, CIK 0000945766, File No. 811-07315, made on August 29, 1997.


Sincerely,


/s/ Kenneth D. Walma
Kenneth D. Walma
Associate Counsel